Subsequent events	9 Months Ended
Sep. 30, 2022
Subsequent events [Abstract]
Subsequent events
Note 22. - Subsequent events

On October 20, 2022, the Company refinanced the project debt of Solacor 1 & 2. The new financing is a green euro-denominated loan with a syndicate of banks for a total amount of €205 million. The maturity has been extended until 2037. Interest accrue at a rate per annum equal to the sum of 6-month EURIBOR plus a margin of 1.50% between 2022-2027, 1.60% between 2027-2032 and 1.70% between 2032-2037. The Company hedged its EURIBOR exposure, 71% through a swap set at 2.36% for the life of the financing and 19% by maintaining the existing caps with 1% strike and maturity in 2025.

On November 8, 2022, the Board of Directors of the Company approved a dividend of $0.445 per share, which is expected to be paid on December 15, 2022.